Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ABIOMED, Inc., a Delaware corporation (the  “Company”) for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned (David M. Lederman, President and Chief Executive Officer, and Charles B. Haaser, Acting Chief Financial Officer and Controller, of the Company) certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2003	/s/ David M. Lederman
David M. Lederman
President and Chief Executive Officer

Date: August 11, 2003	/s/ Charles B. Haaser
Charles B. Haaser
Acting Chief Financial Officer and Controller (Principal Accounting and Financial Officer)